                                                                    Exhibit 99.1


                   CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                           MONTHLY SERVICER'S REPORT

                                                                                               Settlement Date           10/31/2004
                                                                                               Determination Date        11/10/2004
                                                                                               Distribution Date         11/15/2004



I.     All Payments on the Contracts                                                                                     389,207.25
II.    All Liquidation Proceeds on the Contracts with respect to Principal                                                23,411.50
III.   Repurchased Contracts                                                                                                   0.00
IV.    Investment Earnings on Collection Account                                                                              13.63
V.     Servicer Monthly Advances                                                                                          13,059.12
VI.    Distribution from the Reserve Account                                                                                   0.00
VII.   Deposits from the Pay-Ahead Account (including Investment Earnings)                                                 1,330.93
VIII.  Transfers to the Pay-Ahead Account                                                                                   (134.89)

IX.    Less:  Investment Earnings distributions
       (a)  To Sellers with respect to the Collection Account                                                                (13.63)
       (b)  To Sellers with respect to the Pay-Ahead Account                                                                  (4.51)
X.     Deposits in error 0.00 Total available amount in Collection Account                                              $426,869.40
                                                                                                                     ==============


DISTRIBUTION AMOUNTS                                                          Cost per $1000
-------------------------------------------------                             --------------

1.     (a)  Class A-1 Note Interest Distribution                                                           0.00
       (b)  Class A-1 Note Principal Distribution                                                          0.00
            Aggregate Class A-1 Note Distribution                               0.00000000                                     0.00

2.     (a)  Class A-2 Note Interest Distribution                                                           0.00
       (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                               0.00000000                                     0.00

3.     (a)  Class A-3 Note Interest Distribution                                                           0.00
       (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                               0.00000000                                     0.00

4.     (a)  Class A-4 Note Interest Distribution                                                           0.00
       (b)  Class A-4 Note Principal Distribution                                                          0.00
            Aggregate Class A-4 Note Distribution                               0.00000000                                     0.00

5.     (a)  Class A-5 Note Interest Distribution                                                           0.00
       (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                               0.00000000                                     0.00

6.     (a)  Class A-6 Note Interest Distribution                                                           0.00
       (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                               0.00000000                                     0.00

7.     (a)  Class B Note Interest Distribution                                                             0.00
       (b)  Class B Note Principal Distribution                                                            0.00
            Aggregate Class B Note Distribution                                 0.00000000                                     0.00

8.     (a)  Class C Note Interest Distribution                                                        86,421.15
       (b)  Class C Note Principal Distribution                                                      308,105.10
            Aggregate Class C Note Distribution                                22.78913952                               394,526.25
                                                                                                                     ==============

9.     Servicer Payment
       (a)  Servicing Fee                                                                              6,308.11
       (b)  Reimbursement of prior Monthly Advances                                                    8,952.56
               Total Servicer Payment                                                                                     15,260.67

10.    Deposits to the Reserve Account                                                                                    17,082.48

Total Distribution Amount from Collection Account                                                                       $426,869.40
                                                                                                                     ==============

Reserve Account distributions to Sellers

       (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                11,629.94
       (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     11,354.13
       (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                0.00
       (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     0.00
               Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                                 22,984.07
                                                                                                                     ==============

Payahead Account distributions to Sellers

       (a)  Distribution from the Payahead Account to the Sellers(Chase USA)                               2.28
       (b)  Distribution from the Payahead Account to the Sellers(Chase Manhattan Bank)                    2.23
               Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                                      4.51
                                                                                                                     ==============

                 INTEREST
--------------------------------------------

1.     Current Interest Requirement
       (a)  Class A-1 Notes @            5.845%                                                            0.00
       (b)  Class A-2 Notes @            6.028%                                                            0.00
       (c)  Class A-3 Notes @            6.140%                                                            0.00
       (d)  Class A-4 Notes @            6.250%                                                            0.00
       (e)  Class A-5 Notes @            6.420%                                                            0.00
       (f)  Class A-6 Notes @            6.500%                                                            0.00
               Aggregate Interest on Class A Notes                                                                             0.00
       (g)  Class B Notes @              6.680%                                                                                0.00
       (h)  Class C Notes @              6.850%                                                                           86,421.15

2.     Remaining Interest Shortfall
       (a)  Class A-1 Notes                                                                                0.00
       (b)  Class A-2 Notes                                                                                0.00
       (c)  Class A-3 Notes                                                                                0.00
       (d)  Class A-4 Notes                                                                                0.00
       (e)  Class A-5 Notes                                                                                0.00
       (f)  Class A-6 Notes                                                                                0.00
       (g)  Class B Notes                                                                                  0.00
       (h)  Class C Notes                                                                                  0.00

3.     Total Distribution of Interest                                         Cost per $1000
                                                                              --------------
       (a)  Class A-1 Notes                                                     0.00000000                 0.00
       (b)  Class A-2 Notes                                                     0.00000000                 0.00
       (c)  Class A-3 Notes                                                     0.00000000                 0.00
       (d)  Class A-4 Notes                                                     0.00000000                 0.00
       (e)  Class A-5 Notes                                                     0.00000000                 0.00
       (f)  Class A-6 Notes                                                     0.00000000                 0.00
               Total Aggregate Interest on Class A Notes                                                                       0.00
       (g)  Class B Notes                                                       0.00000000                                     0.00
       (h)  Class C Notes                                                       4.99197112                                86,421.15


                 PRINCIPAL
--------------------------------------------

                                                                             No. of Contracts
                                                                             ----------------
1.     Amount of Stated Principal Collected                                                          180,929.08
2.     Amount of Principal Prepayment Collected                                     11               106,203.38
3.     Amount of Liquidated Contract                                                 2                20,972.64
4.     Amount of Repurchased Contract                                                0                     0.00

               Total Formula Principal Distribution Amount                                                               308,105.10

5.     Principal Balance before giving effect to Principal Distribution                     Pool Factor
                                                                                            -----------
       (a)  Class A-1 Notes                                                                  0.0000000                         0.00
       (b)  Class A-2 Notes                                                                  0.0000000                         0.00
       (c)  Class A-3 Notes                                                                  0.0000000                         0.00
       (d)  Class A-4 Notes                                                                  0.0000000                         0.00
       (e)  Class A-5 Notes                                                                  0.0000000                         0.00
       (f)  Class A-6 Notes                                                                  0.0000000                         0.00
       (g)  Class B Notes                                                                    0.0000000                         0.00
       (h)  Class C Notes                                                                    0.8745059                15,139,471.22

6.     Remaining Principal Shortfall
       (a)  Class A-1 Notes                                                                                                    0.00
       (b)  Class A-2 Notes                                                                                                    0.00
       (c)  Class A-3 Notes                                                                                                    0.00
       (d)  Class A-4 Notes                                                                                                    0.00
       (e)  Class A-5 Notes                                                                                                    0.00
       (f)  Class A-6 Notes                                                                                                    0.00
       (g)  Class B Notes                                                                                                      0.00
       (h)  Class C Notes                                                                                                      0.00

7.     Principal Distribution                                                 Cost per $1000
                                                                              --------------
       (a)  Class A-1 Notes                                                     0.00000000                                     0.00
       (b)  Class A-2 Notes                                                     0.00000000                                     0.00
       (c)  Class A-3 Notes                                                     0.00000000                                     0.00
       (d)  Class A-4 Notes                                                     0.00000000                                     0.00
       (e)  Class A-5 Notes                                                     0.00000000                                     0.00
       (f)  Class A-6 Notes                                                     0.00000000                                     0.00
       (g)  Class B Notes                                                       0.00000000                                     0.00
       (h)  Class C Notes                                                      17.79716841                               308,105.10

8.     Principal Balance after giving effect to Principal Distribution                      Pool Factor
                                                                                            -----------
       (a)  Class A-1 Notes                                                                  0.0000000                         0.00
       (b)  Class A-2 Notes                                                                  0.0000000                         0.00
       (c)  Class A-3 Notes                                                                  0.0000000                         0.00
       (d)  Class A-4 Notes                                                                  0.0000000                         0.00
       (e)  Class A-5 Notes                                                                  0.0000000                         0.00
       (f)  Class A-6 Notes                                                                  0.0000000                         0.00
       (g)  Class B Notes                                                                    0.0000000                         0.00
       (h)  Class C Notes                                                                    0.8567087                14,831,366.12

                 POOL DATA
--------------------------------------------
                                                                                                    Aggregate
                                                                             No. of Contracts   Principal Balance
                                                                             ----------------   -----------------
1.     Pool Stated Principal Balance as of          10/31/2004                     529            14,831,366.12

2.     Delinquency Information % Delinquent
       (a)  31-59 Days                                                              13               906,623.13               6.113%
       (b)  60-89 Days                                                               4                42,402.14               0.286%
       (c)  90-119 Days                                                              6                93,512.80               0.631%
       (d)  120 Days +                                                               0                     0.00               0.000%

3.     Contracts Repossessed during the Due Period                                   0                     0.00

4.     Current Repossession Inventory                                                1               309,805.96

5.     Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    2                20,972.64
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    23,411.50
                                                                                                  -------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     -2,438.86

6.     Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      36,162.48

7.     Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           632                                 5,401,982.37

8.     Weighted Average Contract Rate of all Outstanding Contracts                                                            8.758%

9.     Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                              98.504

             TRIGGER ANALYSIS
--------------------------------------------

1.     (a)  Average 60+ Delinquency Percentage                                   4.343%
       (b)  Delinquency Percentage Trigger in effect ?                                         YES

2.     (a)  Average Net Loss Ratio                                              -0.014%
       (b)  Net Loss Ratio Trigger in effect ?                                                 NO
       (c)  Net Loss Ratio (using ending Pool Balance)                          -0.087%

3.     (a)  Servicer Replacement Percentage                                     -0.009%
       (b)  Servicer Replacement Trigger in effect ?                                           NO



               MISCELLANEOUS
--------------------------------------------

1.     Monthly Servicing Fees                                                                                              6,308.11

2.     Servicer Advances                                                                                                  13,059.12

3.     (a)  Opening Balance of the Reserve Account                                                                     5,325,240.59
       (b)  Deposits to the Reserve Account                                                           17,082.48
       (c)  Investment Earnings in the Reserve Account                                                 5,901.59
       (d)  Distribution from the Reserve Account                                                    (22,984.07)
       (e)  Ending Balance of the Reserve Account                                                                      5,325,240.59

4.     Specified Reserve Account Balance                                                           5,325,240.59

5.     (a)  Opening Balance in the Pay-Ahead Account                                                                       2,798.59
       (b)  Deposits to the Pay-Ahead Account from the Collection Account                                134.89
       (c)  Investment Earnings in the Pay-Ahead Account                                                   4.51
       (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (1,330.93)
       (e)  Ending Balance in the Pay-Ahead Account                                                                        1,607.06